Exhibit 10.3
EXECUTION COPY
     CONSENT AND WAIVER, dated as of April 26, 2007 (this “Consent”), with respect to the Credit Agreement, dated as of August 18, 2006 (the “Credit Agreement”), by and among Newpark Resources, Inc. (the “Borrower”), the other Loan Parties, the Lenders, Wilmington Trust Company, as the Collateral Agent, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
     WHEREAS, the Borrower, certain Subsidiaries, the Lenders and the Administrative Agent are parties to the Credit Agreement;
     WHEREAS, one of the Loan Parties effected a name change from “NMIS LLC” to “Newpark Mats & Integrated Services LLC” (the “Name Change”), and the Borrower amended and restated its by-laws as annexed hereto as Exhibit “A” (the “Amended and Restated By-Laws”), which changes did not and do not negatively affect the Borrower’s or any other Loan Party’s ability to perform their respective obligations under the Credit Agreement or any other of the Loan Documents;
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent (i) consent to the Name Change and the Amended and Restated By-Laws and the Borrower’s adoption thereof and (ii) waive any noncompliance with the Credit Agreement and the other Loan Documents in connection therewith (including any failure to provide prior notice thereof); and
     WHEREAS, the Administrative Agent and the Lenders have agreed so to do and to such waivers, but only on and subject to the terms and conditions as set forth herein;
     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals and preamble hereto) as defined terms are so used as so defined.
     2. Consent and Waiver. The Administrative Agent and the Lenders hereby consent to the Name Change and the Amended and Restated By-Laws, and waive any noncompliance under or pursuant to the Credit Agreement and the other Loan Documents in connection with the Name Change and the Amended and Restated By-Laws and including, without limitation, any and all requirements for the Borrower or any other Loan Party to provide prior notice of the Name Change or the Amended and Restated By-Laws. The Administrative Agent and the Lenders further waive any and all Defaults and Events of Default in connection with the Name Change and Amended and Restated By-Laws, including, without limitation, pursuant to clause (e) of Article VII of the Credit Agreement and any and all requirements for the Borrower or any other Loan Party to provide prior notice of the Name Change or the Amended and Restated By-Laws. For the avoidance of doubt, the Administrative Agent and the Lenders hereby agree and acknowledge that the Name Change does not in and of itself cause any noncompliance with the Credit Agreement or any other of the Loan Documents, but herein waive any Default or Event of Default caused under clause (e) of Article VII resulting therefrom.

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     3. Continuing Effect; No Other Waivers. The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and except as expressly consented to or waived hereunder, all terms, conditions and provisions of the Loan Documents are and shall remain in full force and effect. The consent and waiver provided for herein is limited to the consents and waivers as specified herein and shall not constitute a consent, waiver, release or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent or release under any other provisions of the Loan Documents and shall not be construed as a consent, waiver, release or amendment of any subsequent breach of failure of the same term or condition.
     4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Consent, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof as if made on such date, except to the extent that any such representations and warranties (i) expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date or (ii) relate to any matter with respect to which written notice has been provided by the Loan Parties pursuant to and in accordance with the Credit Agreement.
     5. Conditions Precedent to Effectiveness. This Consent shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.
     6. Expenses. The Borrower agrees to promptly pay and/or reimburse the Administrative Agent for its invoiced out-of-pocket expenses in connection with this Consent (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent).
     7. Counterparts. This Consent may be executed in any number of counterparts by the parties hereto (including by facsimile transmission or other electronic transmission (e.g. a “pdf” or “tif”)), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
     8. Notice. This Consent shall constitute delivery of a notice by Loan Parties pursuant to the Credit Agreement (and any other Loan Document requiring any such notice) of the events of noncompliance, the Defaults and Events of Default described or referred to hereinabove, and of the circumstances relating thereto.
     9. Severability. Any provision of this Consent held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder hereof and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provisions there shall be added automatically a valid and enforceable provisions that comes closest to expressing the intention of such invalid unenforceable provision.

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     10. Successors and Assigns. Subject to the provisions of clause (a) of Article XII of the Credit Agreement, this Consent is binding upon an shall inure to the benefit of the Agents, the Lenders, the Borrower and the other Loan Parties.
     11. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEWPARK RESOURCES, INC., as Borrower
By:
	Name:	JAMES E. BRAUN
	Title:	VP & CFO

BATSON MILL LLC,
COMPOSITE MAT SOLUTIONS L.L.C.,
DURA-BASE NEVADA, INC.,
EXCALIBAR MINERALS LLC,
NEWPARK DRILLING FLUIDS LLC,
NEWPARK ENVIRONMENTAL SERVICES LLC,
NEWPARK ENVIRONMENTAL
MANAGEMENT COMPANY, L.L.C.,
NEWPARK ENVIRONMENTAL WATER SOLUTIONS L.L.C.,
NEWPARK MATS & INTEGRATED SERVICES LLC,
NEWPARK TEXAS, L.L.C., AND
SOLOCO TX LLC,
as Loan Parties

By:
	Name:	JAMES E. BRAUN
	Title:	VP & CFO
[Signature Page to the Consent and Waiver]

Acknowledged to as of the date first written above and the Administrative Agent authorizes and directs the Collateral
Agent to take all actions necessary in connection hereto
and in connection with the Transactions:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
	Name:	J. Charles Facel, Jr.
	Title:	Senior Vice President

GULF STREAM-COMPASS CLO 2002-1 LTD	GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management, LLC	By: Gulf Stream Asset Management, LLC
As Collateral Manager	As Collateral Manager

Illegible	GULF STREAM-SEXTANT CLO 2006-1 LTD
By: Gulf Stream Asset Management, LLC	By: Gulf Stream Asset Management, LLC
As Collateral Manager	As Collateral Manager

as a Lender
By:
	Name:	Barry Love
	Title:	Chief Credit Officer
[Signature Page to the Consent and Waiver]

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By
Arthur Y. D. Ong
Senior Vice President

[Signature Page to the Consent and Waiver]

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By
Arthur Y. D. Ong
Senior Vice President

[Signature Page to the Consent and Waiver]

AMMC CLO III, LIMITED
By:	American Money Management Corp., as Collateral Manager
as a Lender
By:
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

AMMC CLO IV, LIMITED
By:	American Money Management Corp., as Collateral Manager
as a Lender
By:
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

AMMC CLO V, LIMITED
By:	American Money Management Corp., as Collateral Manager
as a Lender
By:
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager
as a Lender
By:
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager
as a Lender
By:
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

J.P. Morgan Whitefriars Inc., as a Lender
By:
	Name:	Virginia R. Conway
	Title:	Vice President

[Signature Page to the Consent and Waiver]

Alaska CBNA Loan Funding LLC, as a Lender
By:
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

[Signature Page to the Consent and Waiver]

Bismarck CBNA Loan Funding LLC, as a Lender
By:
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

[Signature Page to the Consent and Waiver]

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:
Arthur Y. D. Ong
Senior Vice President

[Signature Page to the Consent and Waiver]

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:
Arthur Y. D. Ong
Senior Vice President

[Signature Page to the Consent and Waiver]

Waterfront CLO 2007 — 1, as a Lender
By:
	Name:	Dean R Graves
	Title:	Senior Vice President

[Signature Page to the Consent and Waiver]

Silverado CLO 2007 — I by Wells Capital Management as a Lender
By:
	Name:	WELLS CAPITAL MANAGEMENT
	Title:	GILBERT L. SOUTHWELL III VICE PRESIDENT

[Signature Page to the Consent and Waiver]

Silverado CLO 2006 — II by Wells Capital Management as a Lender
By:
	Name:	WELLS CAPITAL MANAGEMENT
	Title:	GILBERT L. SOUTHWELL III VICE PRESIDENT

[Signature Page to the Consent and Waiver]

Global Leveraged Capital Credit Opportunity Fund I, as a Lender Global Leveraged Capital Management, LLC, as Collateral Manager
By:
	Name:	Andy Cai
	Title:	Analyst

[Signature Page to the Consent and Waiver]

RiverSource Bond Series, Inc.- Riversource Floating Rate Fund, as a Lender
By:
	Name:	Yvonne E. Stevens
	Title:	Assistant Vice President

[Signature Page to the Consent and Waiver]

Atlas Loan Funding (CENT I) LLC By: RiverSource Investments, LLC Attorney in Fact, as a Lender
By:
	Name:	Traci D. Garcia
	Title:	Sr. Business Analyst

[Signature Page to the Consent and Waiver]

Centurion CDO II, Ltd. By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:
	Name:	Traci D. Garcia
	Title:	Sr. Business Analyst

[Signature Page to the Consent and Waiver]

Sequils-Centurion V, Ltd. By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:
	Name:	Traci D. Garcia
	Title:	Sr. Business Analyst

[Signature Page to the Consent and Waiver]

BELHURST CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

[Signature Page to the Consent and Waiver]

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Colleteral Manager as a Lender
By:
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

[Signature Page to the Consent and Waiver]

AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Sub-Adviser
By:
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

[Signature Page to the Consent and Waiver]

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager
By:
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

[Signature Page to the Consent and Waiver]

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:
	Name:	Peter C. Wollman
	Title:	Authorized Signatory

[Signature Page to the Consent and Waiver]

Atlas Loan Funding (Navigator), LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager,
as a Lender
By:
	Name:	Diana M. Himes
	Title:	Vice President

[Signature Page to the Consent and Waiver]

Acknowledged to as of the date first written above
and the Administrative Agent authorizes and directs
the Collateral Agent to take all actions necessary in
connection hereto and in connection with the
Transactions:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
	Name:	J. Charles Facel, Jr.
	Title:	Senior Vice President

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:
	Name:	Traci D. Gracia
	Title:	Sr. Business Analyst

[Signatuer Page to the Consent and Waiver]

Cent CDO 14 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:
	Name:	Traci D. Gracia
	Title:	Sr. Business Analyst

[Signature Page to the Consent and Waiver]

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

By

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser
By

BILL & MELINDA GATES FOUNDATION TRUST By: Babson Capital Management LLC as Investment Adviser
By
MARCUS G. SOWELL
Managing Director

LANDMARK II CDO LTD By Aladdin Capital Management as Manager, as a Lender
By:
	Name:	Stephen H. Hooker, CFA
	Title:	Director

LANDMARK III CDO LTD By Aladdin Capital Management as Manager, as a Lender
By:
	Name:	Stephen H. Hooker, CFA
Title Director

LANDMARK VIII CDO LTD By Aladdin Capital Management as Manager, as a Lender
By:
	Name:	Stephen H. Hooker, CFA
Title Director

[Signature Page to the Consent and Waiver]